Sidoti Small-Cap Virtual Conference June 13, 2024James Ray – President and Chief Executive Officer Andy Cheung – Executive Vice President & Chief Financial Officer Exhibit 99.1

2 Forward Looking Statements and Non-GAAP Financial Measures These slides contain forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “targets” “forecast” “continue”, “likely”, and similar expressions. In particular, this document may contain forward-looking statements about the Company’s expectations for future periods with respect to its plans to improve financial results, the future of the Company’s end markets, changes in the Class 8 and Class 5-7 North America truck build rates, performance of the global construction equipment business, the Company’s prospects in the wire harness, industrial automation and electric vehicle markets, the Company’s initiatives to address customer needs, organic growth, the Company’s strategic plans and plans to focus on certain segments, competition faced by the Company, volatility in and disruption to the global economic environment, including inflation and labor shortages and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including those included in the Company’s filings with the SEC. There can be no assurance that statements made in this document relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. See slide 18 for use of non-GAAP financial measures.

➢ Experienced Tier 1 provider of customized electrical systems, commercial vehicle seating, and plastics & trim solutions to the global OEM commercial vehicle markets and aftermarket channels ➢ Executing on a transformation strategy to drive customer and product diversification through growth in our Electrical Systems Business, benefiting from secular trend of increased vehicle electrification ➢ Significant new accretive business wins focused on our Electrical Systems business – strong momentum from wins in 2022 and 2023; wins continuing in 2024 ➢ Experienced management team with substantial expertise in fostering global growth at companies ➢ Strong balance sheet and generation of free cash flow supports organic expansion and option for further deleveraging 3 CVG Key Investment Highlights A leading global supplier of customized commercial vehicle systems and components

Electrical Systems, 23% Aftermarket, 14% Industrial Automation, 4% Vehicle Solutions, 59% 4 CVG Overview– Commercial Vehicle Group An experienced Tier 1 partner executing on a transformation strategy to drive customer and product diversification through growth in our Electrical Systems Business GLOBAL TIER 1 SUPPLIER • 2023 Revenue: $995M • 2023 FY Adj. OI $51M • 2023 FY Adj. EBITDA 6.8% • Market Cap : ~$190M • Included in Russell 2000 • ~8,200 Employees • Founded in 2000 WHO WE ARE OVERVIEW 2023 Revenue $995M

• Agriculture equipment end market experiencing year over year softening of 10% to 15%, driven by higher interest rates and lower agricultural commodity prices • Construction equipment end market seeing global weakening with year over year volumes declining ~5% • CVG remains optimistic in the long-term growth opportunities in these markets 315 340 301 318 363 2022 2023 2024F 2025F 2026F Vehicle Solutions - NA Class 8 Heavy Truck Build 5 Construction/Ag 20 – 25% Bus/Auto/Other 10 – 15% Industrial Automation ~5% Aftermarket & Accessories ~15% Medium Truck 5 – 10% Heavy Truck 35 - 40% CVG Revenue By End Market* Key CVG Markets Update ACT Research is forecasting a weaker 2024 followed by strong growth Source: ACT Research Construction and Agricultural Equipment Market Outlook Source: Company estimates* FY2023 est. -12% +6% +14%

6 Positioning CVG for the Future Make Electrical Systems our largest business • Continue to win accretive new business, increase volumes and diversify our product portfolio • Increase the design and engineering value in our products • Strategically add new plant locations which provide cost competitiveness and service to our customers Diversify our vehicle platforms • Continue to add higher growth end markets (E-Mobility, Aviation & Aerospace, Marine, Industrial Automation) • Reduce the cyclicality of our existing platforms with diversification Increase the number of customers • Expand customer base globally through organic new wins program • Diversify and increase customers with existing and future global plant footprint

Key Focus Areas for 2024 7 • Improve profitability or exit non-strategic and/or unprofitable business • Control costs and optimize strategic sourcing decisions • Improve working capital and increase free cash generation Electrical Systems Growth Resiliency • Continuing new business wins in this segment in 2024 • Increasing end-market diversification • Continuous business improvement addressing challenging cost environment Ramp Up New Plants Optimize Vehicle Solutions & Industrial Automation, Grow Aftermarket • Electrical Systems plants ramping as scheduled in Mexico and Morocco • Underway with construction phase of an additional plant in Morrocco • Low-cost plants help drive margin expansion Improve Business Mix and Underlying Profitability

Modular UNITY Seat Expansion 8Strengthening core Vehicle Solutions through customer focus, solutions and technology • Recent wins across the globe with Unity o Standardization of core seat design across regions and markets o Truck market wins in N.A. and Europe and APAC o Construction market wins in APAC and N.A. • Market driven features improving customer satisfaction o Powered seat tilt o Powered lever recline o Decreased free play o Performance above market requirements • Safety compliance across all regions and strategic market segments

Industrial Automation • Retained an investment banking firm to explore alternatives for the Industrial Automation Business • Pivoting from contract manufacturing to engineered solutions • Substantial interest was generated with the new product launch of STACC at MODEX show in March 2024 • Exploring new ownership or strategic partnerships to ensure appropriate investment and resources are available to grow the business 9Actions targeted at maximizing value of non-strategic business

Focus on Execution and Operational Excellence • Collaboration across business segments to cultivate strong customer relationships • Ongoing cooperation to recover economic impact of inflationary headwinds • New product introductions to respond to global customer needs 10 Organizational Efficiency Improvements • Restructuring actions to reduce cost and align resources to support growth product lines • Continued investment in new, low-cost facilities to support new business wins • Capacity consolidation to maximize ROIC Operational Excellence Customer Engagement • Ongoing cost-out program focused on productivity, materials and conversion costs • Customer satisfaction is a priority, increased focus on quality and customer delivery • Strengthening and optimizing order to delivery operations processes Improving Profitability and Enterprise-Wide Efficiency, Underpinning our 2024 Outlook

11 Creating a Large, Stronger, More Profitable Company New Business Growth Continues • Track record of securing new business wins, momentum continuing into 2024 • Electrical Systems continues to be a focus for CVG growth to reduce cyclicality and increase end-market diversification, aided by new plants • Benefitting from secular trends of increased connectivity, electrification and Electric Vehicles Optimizing our Ongoing Business • Continue with strategies to improve all segment profitability • Exploring strategic alternative for our Industrial Automation business • Cost reduction program continues to deliver cost savings through process improvements, footprint changes and organizational streamlining • Improvement of working capital to increase free cash flow generation Acceleration of CVG’s profitable growth strategy • Transforming revenue mix organically via new customers and vehicle platforms, focusing on goal of making Electrical Systems our largest segment • Improve cost structure through process automation and low-cost production capabilities • Delivering best in class quality and service

10 Financial Review

13 Full Year 2023 Results All values are in millions of dollars, except margin percentages, EPS, and Net Debt / Adj. EBITDA ratios GAAP Measures ($ in millions except for share information) Revenue Operating Income Operating Income Margin Diluted EPS NON-GAAP Measures ($ in millions except for share information) Adjusted EBITDA Adjusted EBITDA Margin Adjusted Diluted EPS Free Cash Flow Twelve Months Ended Dec 31 2023 2022 $ 994.7 $ 981.6 48.1 20.1 4.8% 2.1% 1.47 (0.68) Twelve Months Ended Dec 31 2023 2022 $ 67.6 $ 53.5 6.8% 5.4% 0.90 0.51 18.6 49.2 CONSOLIDATED RESULTS Commentary • Record revenue in 2023, driven by continued price realization and contribution of new business wins; fourth quarter negatively impacted by lower volumes and strike impacts • Adjusted EBITDA margins up 140bps for the full year as gross margin expansion more than offsets higher SG&A; fourth quarter negatively affected by volumes and strike impacts • Adjusted EPS up ~76% driven by higher revenue and margins • Positive free cash flow in 2023, drives net leverage down to 1.5x

• Segment income expansion reflecting growth in Electrical Systems and operational improvements in Vehicle Solutions and Aftermarket • Challenging Industrial Automation end-market following post-Covid spike in distribution center construction All values are in millions of dollars Segment Financial Summary – 2020-2023 0 200 400 600 2020 2021 2022 2023 Revenue Vehicle Solutions Electrical Systems Aftermarket Industrial Automation (10) 0 10 20 30 40 50 2020 2021 2022 2023 Adjusted Operating Income Vehicle Solutions Electrical Systems Aftermarket Industrial Automation

Fiscal 2024 Outlook • YoY Class 8 truck build decline of ~12% lower than previously forecast, offset by weaker construction and agricultural markets • Closely monitoring the volatility and uncertainty of market environment • Full year 2024 margin performance expected to be flat compared to 2023, depending on volumes • Continued mix improvement toward Electrical Systems expected to partially offset lower volumes • Proactive actions to address inflation and reduce costs • Continued balance sheet improvement in 2024 • Free cash flow expected to provide optionality of debt paydown and inorganic growth FY24 CVG Outlook ($mm) Metric 2023 Actual 2024 Outlook Net Sales 995 915 – 1,015 Adjusted EBITDA 68 60 - 73 15 315 340 301 2022 2023 2024F ACT North American Class 8 Build Forecast (000s)

16 Questions

17 Appendix

This earnings presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). In general, the non-GAAP measures exclude items that (i) management believes reflect the Company’s multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company’s performance, engage in financial and operational planning and to determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on the Company’s financial and operating results and in comparing the Company’s performance to that of its competitors and to comparable reporting periods. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. The financial results calculated in accordance with GAAP and reconciliations to those financial statements are set forth in the supplemental information.

(in millions) FY 2023 FY 2022 Operating Income/(Loss) 48.1 20.1 Restructuring 2.3 5.4 HW Inventory adjustment - 10.4 Deferred consideration purchase accounting - 0.3 Executive transition 0.8 0.3 Adjusted Operating Income 51.1 36.6 % of Revenues 5.1% 3.7% Net Income/(Loss) 49.4 (22.0) Interest Expense 10.7 9.8 Provision (benefit) for income taxes (13.2) 20.9 Depreciation Expense 14.2 14.8 Amortization Expense 3.4 3.4 EBITDA 64.5 26.9 % of Revenues 6.5% 2.7% EBITDA Adjustments Restructuring 2.3 5.4 Executive transition 0.8 0.3 HW inventory adjustment - 10.4 Non-cash pension expense - 9.2 Loss on early extinguishment of debt - 0.9 Other adjustment on FX - (0.0) Deferred consideration purchase accounting - 0.3 Adjusted EBITDA 67.6 53.5 % of Revenues 6.8% 5.4% 19 Reconciliation of GAAP to Non-GAAP Financial Measures Note: totals may not match due to rounding

(in millions except for share information) FY 2023 FY 2022 Net income/(Loss) 49.4 (22.0) Operating income (loss) adjustments 3.1 16.5 Other adjustment on FX - (0.0) Loss on early extinguishment of debt - 0.9 Pension settlement - 9.2 Pension settlement-tax adjustment - 1.5 Tax valuation allowance (21.5) 14.7 Adjusted (benefit) provision for income taxes (0.8) (4.3) Adjusted net income (loss) 30.2 16.4 Diluted EPS 1.47 (0.68) Adjustments to diluted EPS (0.57) 1.19 Adjusted diluted EPS 0.90 0.51 20 Reconciliation of GAAP to Non-GAAP Financial Measures – Diluted EPS Note: totals may not match due to rounding

21 Reconciliation of GAAP to Non-GAAP Cash Flow Information (in millions) FY 2023 FY 2022 Cash Flow from Operations $ 38.3 $ 68.9 Capital Expenditures2 (19.7) (19.7) Free Cash Flow 18.6 49.2 2Net of proceeds from disposal/sale of property, plant, and equipment

Segment GAAP to Non GAAP QTD For the Twelve Months Ended Dec 31, 2023 (in millions) Vehicle Solutions Electrical Systems Aftermarket Industrial Automation Corporate Total Operating Income/(Loss) 42.0 26.3 19.0 (1.4) (37.9) 48.1 Restructuring 0.8 0.0 - 0.5 1.0 2.3 Executive transition - - - 0.8 0.8 Adjusted Operating Income/(Loss) 42.8 26.3 19.0 (0.9) (36.2) 51.1 % of Revenue 7.3% 11.5% 13.6% (2.3%) - 5.1% For the Twelve Months Ended Dec 31, 2022 (in millions) Vehicle Solutions Electrical Systems Aftermarket Industrial Automation Corporate Total Operating Income/(Loss) 21.0 18.2 11.9 (7.9) (23.2) 20.1 Restructuring 0.8 0.7 1.9 1.7 0.3 5.4 Inventory adjustment - - 10.4 - 10.4 Deferred consideration purchase accounting - - - 0.3 - 0.3 Executive transition - - - - 0.3 0.3 Adjusted Operating Income/(Loss) 21.8 18.9 13.8 4.6 (22.5) 36.6 % of Revenue 3.8% 10.5% 10.3% 5.3% 3.7% 22Note: totals may not match due to rounding

Segment GAAP to Non GAAP QTD For the Twelve Months Ended Dec 31, 2021 (in millions) Vehicle Solutions Electrical Systems Aftermarket Industrial Automation Corporate Total Operating Income/(Loss) 23.6 14.6 12.1 23.6 (24.3) 49.6 Deferred consideration purchase accounting - - - 0.6 - 0.6 Executive Transitioning - - - - 0.7 0.7 Restructuring 0.5 1.0 - 0.3 0.1 1.9 Investigation - - - - 0.4 0.4 Adjusted Operating Income/(Loss) 24.1 15.6 12.1 24.5 (23.1) 53.2 % of Revenue 4.8% 9.2% 10.4% 13.1% 5.5% For the Twelve Months Ended Dec 31, 2020 (in millions) Vehicle Solutions Electrical Systems Aftermarket Industrial Automation Corporate Total Operating Income/(Loss) 2.6 7.0 11.3 (16.3) (27.8) (23.2) Deferred consideration purchase accounting - - - 5.0 - 5.0 Executive Transitioning - - - - 2.2 2.2 Restructuring 4.5 0.7 0.1 - 1.6 6.9 Investigation - - - - 4.0 4.0 Impairment 7.3 1.2 - 19.8 0.8 29.1 Adjusted Operating Income/(Loss) 14.4 8.9 11.3 8.5 (19.2) 23.9 % of Revenue 3.9% 6.3% 10.5% 8.3% 3.3% Note: totals may not match due to rounding